Fixed Assets, Net (Tables)	6 Months Ended
Jun. 30, 2022
Property, Plant and Equipment [Abstract]
Schedule of fixed assets
	June 30, 2022	December 31, 2021
	(unaudited)
Mining Machines	$2,584,071	$2,584,071
Software	16,000,000	16,000,000
Leasehold improvement	38,329	38,329
Office and equipment	305,651	305,651
Total cost of fixed assets	18,928,051	18,928,051
Less: accumulated depreciation	(2,625,607)	(1,420,309)
Less: impairment of mining machines	(1,691,079)	-
Fixed assets, net	$14,611,365	$17,507,742